                                                                   EXHIBIT 10.53

                         COMMON STOCK PURCHASE WARRANT



          THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN THE ABSENCE OF REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS.



No.                                                   Void After Expiration Date
                                                              (as defined below)

                                    WARRANT

                 TO PURCHASE 180,000 SHARES OF COMMON STOCK OF

                                INTERLIANT, INC.

                          Dated as of August 10, 2000


     THIS WARRANT CERTIFIES THAT, for value received, THE FELD CO-INVESTMENT PARTNERSHIP L.P., or its permitted transferees or assigns (the "Holder") is entitled to purchase from Interliant, Inc., a Delaware corporation (the "Company"), up to 180,000 fully paid and nonassessable shares (the "Shares") (as adjusted pursuant to Section 2 below and subject to Section 7 below) of common stock, $.01 par value ("Common Stock"), of the Company, at the price of $13.06 per share (the "Exercise Price") (as adjusted pursuant to Section 2 below), subject to the provisions and upon the terms and conditions set forth below. This Warrant shall expire on July 31, 2003 (the "Expiration Date").

1.    Exercise and Payment.
      --------------------

          (a) Exercise.  On or after the earlier of (i) August 1, 2001, or (ii)
              --------
the occurrence of a Sale Event, Notice Event or Change of Control Event (each as defined herein), the purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part (in either case subject to Section 7 herein) by the surrender of this Warrant (together with a duly executed exercise notice (the "Notice of Exercise") in the form attached hereto as Exhibit A-1) at the
                                                     -----------
principal office of the Company, and by the payment to the Company, by wire transfer, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

          (b) Net Issue Election.  The Holder may elect to receive, without the
              ------------------
payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof (in either case subject to Section 7 herein) by the surrender of this Warrant or such portion (together with a duly executed exercise notice (the "Net Issue Notice of Exercise") in the form attached hereto as Exhibit A-2) at the principal office of the Company.
                   -----------
Thereupon, the Company shall issue to the Holder such number of shares of Common Stock as is computed using the following formula:

                                  X = Y (A-B)
                                      -------
                                         A

where

                    X = the number of shares to be issued to the Holder pursuant to this Section 1.2.

                    Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 1.2.

                    A = the Fair Market Value of one share of Common Stock, as determined in accordance with Section 5 herein, as at the time the net issue election is made pursuant to this Section 1.2.

                    B = the Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 1.2.

         (c) Stock Certificates.  In the event of the exercise of all or any
             ------------------
portion of this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder by the Company at its own expense (including the payment by the Company of any applicable issue taxes or governmental charges imposed in connection with the issuance or delivery of the Common Stock) within a reasonable time, which shall in no event be later than thirty (30) days thereafter (or such later time as the transfer agent requires, assuming prompt notice by the Company) and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

         If this Warrant shall be surrendered for exercise within any period during which the transfer books for shares of the Common Stock or other securities purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

2.    Adjustment of Exercise Price and Number of Shares.  The number and kind of
      -------------------------------------------------
securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a) Adjustments for Subdivisions of Common Stock.  If the number of
              --------------------------------------------
shares of Common Stock outstanding at any time is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split up of stock, then concurrently with the effectiveness of such dividend, subdivision or split up,
(i) the Exercise Price then in effect shall be proportionately decreased and
(ii) the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased in proportion to such increase of outstanding shares of Common Stock.

          (b) Adjustments for Combinations of Common Stock.  If the number of
              --------------------------------------------
shares of Common Stock outstanding at any time is decreased by a combination of the outstanding shares of Common Stock, then concurrently with the effectiveness of such combination, (i) the Exercise Price then in effect shall be proportionately increased and (ii) the number of shares of Common Stock issuable upon exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

          (c) Adjustments for Stock Dividends and Other Distributions.  In the
              -------------------------------------------------------
event the Company at any time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution (excluding any repurchases of securities by the Company not made on a pro rata basis from all holders of any class of the Company securities) payable in property or in securities of the Company other than shares of Common Stock, then and in each such event the Holder of this Warrant shall receive at the time of such distribution, the amount of property or the number of securities of the Company that the Holder would have received had it exercised this Warrant on the date of such event.

          (d) Adjustments for Reclassification, Exchange and Substitution.  If
              -----------------------------------------------------------
the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), this Warrant shall thereafter be exercisable for the purchase of, in lieu of the number of shares of Common Stock which the Holder would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been received by the Holder upon exercise of this Warrant immediately before that change. In addition, to the extent applicable in any reorganization or recapitalization, provision shall be made by the Company with the successor or surviving entity, if not the Company, so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property of the Company or otherwise, to which the Holder would have been entitled on such reorganization or recapitalization had the Holder exercised the Warrant in its entirety immediately prior to such change.

          (e) Notification.  Upon any increase or decrease in the number of
              ------------
Shares purchasable upon the exercise of this Warrant or the Exercise Price, the Company shall, within a reasonable period thereafter, deliver written notice thereof to the Holder, which notice shall state the increased or decreased number of Shares purchasable upon the exercise of this Warrant and the adjusted Exercise Price, setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based.

3.    Merger, Consolidation, or Liquidation.
      -------------------------------------

          (i) If (A) the Company consolidates with or merges into another entity and is not the survivor, or sells or conveys substantially all of its property or if there is a sale of all or substantially all of the Company's capital stock (each a "Sale Event"), and (B) in connection therewith, shares of stock, other securities, property, or cash (collectively, "Sale Consideration") are issuable or deliverable in exchange for the Company's capital stock, then (C) the Company shall give the Holder at least 10 days prior written notice of the consummation of such transaction and (D) the Holder may thereafter, at its option, exercise the Warrant or acquire in lieu of the shares of Common Stock issuable upon exercise of this Warrant the Sale Consideration which the Holder could have received had the Holder exercised this Warrant in its entirety, immediately prior to such merger, sale or conveyance; provided, however, that upon the occurrence of a Sale Event prior to the Agreement Termination Date (as defined in Section 7 herein) and notice by the Company that it shall terminate the Master Agreement (as defined in Section 7 herein) effective upon the consummation of the Sale Event, the Holder may exercise the Warrant or alternatively receive Sale Consideration only for that number of Shares to which the Holder would be entitled as if the Master Agreement (defined in Section 7 herein) had been terminated as of the date of the Sale Event, pursuant to
Section 7 herein.

          (ii) If the Company receives notice that a purchase, tender or exchange offer has been made to the holders of more than 50% of the outstanding Common Stock (on an as converted basis), the Company shall give the Holder reasonable notice thereof. In addition, if at any time the current stockholders of the Company cease to be holders of more than 50% of the outstanding Common Stock (on an as converted basis) (a "Change of Control Event") shall be exercisable in its entirety, immediately prior to such Change of Control Event; provided, however, where notice is given by the Company that it shall terminate the Master Agreement (as defined in Section 7 herein) effective upon the Change of Control Event, then this Warrant shall be immediately exercisable by the Holder only for that number of shares to which the Holder would be entitled as if the Master Agreement (defined in Section 7 herein) had been terminated as of the date of the Change of Control Event, pursuant to Section 7 herein.

4.  Notice of Certain Events.  In the event (a "Notice Event"):  (a) the Company
    ------------------------
authorizes the issuance to all holders of any class of its capital stock rights or warrants to subscribe for or purchase shares of its capital stock, or any other subscription rights or warrants; (b) the Company authorizes the distribution to all holders of any class of its capital stock evidences of indebtedness or assets; (c) of any capital reorganization or reclassification of the Warrant Shares or the Company's Common Stock, other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock; (d) of any liquidation or merger to which the Company is a party and for which approval of any of the Company's stockholders is required, other than a consolidation or merger in which the Company is a continuing corporation and that does not result in any reclassification or change of the shares of Common Stock issuable upon the exercise of this Warrant; (e) of the conveyance or transfer of the Company's properties and assets, substantially as an entirety; or (f) of the Company's voluntary or involuntary dissolution, liquidation or winding-up; then the Company shall cause to be mailed by certified mail to the Holder, at least ten (10) days prior to the applicable record or effective date hereinafter specified, a notice stating the dates as of which (x) the holders of capital stock of record to be entitled to receive any such rights, warrants or distributions or to be entitled to vote on such Notice Event are to be determined, (y) such Notice Event is expected to become effective, and (z) it is expected that Holders of record of Warrants shall be entitled to exchange or sell their shares of Common Stock issuable upon the exercise of this Warrant for securities or other property, if any, deliverable upon such Notice Event.

5.  Fractional Shares.  No fractional shares of Common Stock will be issued in
    -----------------
connection with any exercise hereunder. In lieu of such fractional shares the Company shall make a cash payment therefor based upon the Fair Market Value (as defined below) of the Common Stock on the date of exercise. For the purposes hereof "Fair Market Value" of a share of Common Stock as of a particular date means: (a) if traded on an exchange or the over-the-counter market, quoted on the Nasdaq National Market or reported by the National Quotation Bureau, then the most recently reported closing price for that date or if such market is not in session on such date, then the reported closing price on the next preceding date when such market was in session, (b) if conversion or exercise is simultaneous with an underwritten public offering registered under the Act, the public offering price (before deducting commissions, discounts or expenses) per share sold in such offer, and (c) otherwise, the fair market value, not less than book value, determined in good faith and in such reasonable manner as prescribed by a majority of Company's Directors who are not Company officers or employees (the "Outside Directors"); provided, however that (i) Company shall notify the Holder of such price within ten (10) days; (ii) the Holder shall have ten (10) days after receipt of such notice to dispute such price by written notice to Company; (iii) the Holder and Company shall thereafter mutually agree upon an appraiser to determine a Fair Market Value binding upon the Holder and Company; and (iv) the Holder shall pay the costs of such appraisal.

6.  Restrictions on Transfer.
    ------------------------

(a)  Restrictive Legend.  Each certificate representing (i) the Shares and (ii)
     ------------------
any other securities issued in respect of the Shares upon any stock split, stock dividend or recapitalization (collectively, the "Restricted Securities"), shall bear the following legend:

     The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under any applicable state securities laws and neither the Shares nor any interest therein may be sold, transferred, pledged or otherwise disposed of in the absence of such registration or an exemption from registration under such Act and the rules and regulations thereunder and in the absence of registration or an exemption from registration under any applicable state securities laws.

(b)  Ownership of Warrant.  The Company may deem and treat the person in whose
     --------------------
name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Section 6.

(c)  Restrictions on Transfers Generally.  The Holder hereby agrees that it
     -----------------------------------
shall not, directly or indirectly, transfer, sell or otherwise dispose of, or create, incur or assume any encumbrance with respect to the Warrant or the Shares other than pursuant to an exemption from registration under the Act and any state securities or "blue sky" laws. Upon transfer of the Warrant pursuant to this Section 6(c), the Company shall at the request and expense (including reasonable attorney's fees) of Holder and upon surrender of the Warrant to the Company, with a duly executed Assignment Form in the form of Exhibit B promptly issue new Warrants in the names and amounts requested by the Holder to replace the surrendered Warrant.

(d)  Transfers to Affiliates.  Notwithstanding anything to the contrary set
     -----------------------
forth herein, the Company agrees that the Shares held by the Holder may be freely transferred (on one or several occasions) to any subsidiary or affiliate of the Holder without the filing of a registration statement to effect such transfer and without the prior consent of the Company, provided, however, that the Holder shall be obligated to give the Company notice of such transfer on the date that such transfer shall be closed. Nothing in this Section shall relieve the Holder (or its affiliates and subsidiaries) of the obligation to provide such opinion of counsel and representations as may be required by the Company's transfer agent as a condition precedent to effecting such transfer.

(e)  Transferees Subject to Agreement.  In the event of any transfer of the
     --------------------------------
Warrant or the Shares by the Holder pursuant to this Warrant, the transferee shall hold such securities so acquired with all the rights conferred by, and subject to all of the restrictions imposed by, this Warrant, applicable to the transfer of such securities. Any transferee of any such securities shall, as a condition to the consummation of such transfer, agree to be subject to the terms of this Warrant.

7.  Forfeiture.  In the event the Agreement, dated August 10, 2000, between The
    ----------
Feld Group, Inc. and the Company (the "Master Agreement"), is terminated prior to July 31, 2001 (the "Agreement Termination Date"), a number of Shares equal to the product of 15,000 and the number of calendar months between the date of the early termination of the Master Agreement and the Agreement Termination Date shall be automatically forfeited by the Holder. Upon such Forfeiture Event, this Warrant shall be of no further force and effect and the Company shall issue to the Holder a new warrant reflecting the amount of Shares issuable upon exercise of such warrant after giving effect to such Forfeiture Event.

8.  Miscellaneous.
    -------------

(a)  No Rights of Stockholders.  This Warrant does not entitle the Holder to any
     -------------------------
voting rights as a stockholder of the Company prior to the exercise of the Warrant; further, the Holder has no liability as to the Exercise Price.

(b)  No Impairment.  The Company will not, by amendment of its Certificate of
     -------------
Incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but it will at all times in good faith assist in the carrying out of all of the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

(c)  Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the
     -------------------------------------------------
Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

(d)  Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the
     ---------------------------------
taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday or a Sunday or a legal holiday.

(e)  Expiration of Warrant.  Notwithstanding any other provision of this
     ---------------------
Warrant, this Warrant shall expire and shall no longer be exercisable at 12:00 a.m., New York time, on the Expiration Date.

(f)  Governing Law.  This Warrant shall be governed by and construed in all
     -------------
respects in accordance with the laws of the State of New York without giving effect to the conflicts of laws provisions thereof.

(g)  Entire Agreement; Amendment.  This Warrant constitutes the full and entire
     ---------------------------
understanding and agreement between the parties with regard to the subjects hereof, except as may be provided in the Purchase Agreement. Neither this Warrant nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

(h)  Successors and Assigns.  Except as otherwise provided herein, the
     ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the permitted successors and assigns, heirs, executors, and administrators of the Company and the Holder.

(i)  Notices, etc.  All notices and other communications required or permitted
     ------------
hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, by overnight courier, or otherwise delivered by hand or by messenger or sent by facsimile and confirmed by mail, addressed (a) if to the Company, at Two Manhattanville Road, Purchase, New York 10577, Attention:
General Counsel; and if to the Holder, at the address of the Holder set forth on the signature page of this Warrant. Each such notice or other communication shall for all purposes of this Warrant be treated as effective or having been given when delivered if delivered personally, or, if sent by facsimile, mail or by Federal Express or other reputable overnight carrier, upon receipt.

(j)  Shares to be Fully Paid; Reservation of Shares.  The Company covenants and
     -----------------------------------------------
agrees that all Shares which may be issued upon the exercise of the rights represented by this Warrant, will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Exercise Price (as set forth in Section 2 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all option and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

(k)  Organization; Authorized Shares.  The Company represents and warrants that
     --------------------------------
it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as presently proposed to be conducted, and to execute and deliver this Warrant, to issue and sell the Shares, and to carry out the provisions of this Warrant. The authorized capital stock of the Company consists of (i) 200,000,000 shares of Common Stock, par value $0.01 per share and (ii) 1,000,000 shares of undesignated preferred stock, par value $0.01 per share.

Issued as of the 10th day of August, 2000.


                              INTERLIANT, INC.


                              By: /s/ Herbert R. Hribar
                                  ------------------------------------
                              Name: Herbert R. Hribar
                              Title:  President and Chief Executive Officer

                              Address:  Two Manhattanville Road,
                                        Purchase, New York 10577


WARRANT HOLDER:   THE FELD CO-INVESTMENT PARTNERSHIP L.P.


By: /s/ Michael Koehler
    ------------------------
Name: Michael Koehler
Title: Chief Operating Officer

Address: 6363 N. State Highway 461
         Suite 100
         Irving, Texas 75038

                                  EXHIBIT A-1
                                  -----------


  THE EXERCISE OF THIS WARRANT IS SUBJECT TO THE APPLICABLE PROVISIONS OF THE
        HART-SCOTT-RODINO ANTITRUST IMPROVEMENTS ACT OF 1976, AS AMENDED

                               NOTICE OF EXERCISE
                               ------------------



TO:  INTERLIANT, INC.
     Two Manhattanville Road,
     Purchase, New York 10577
     Attention:  General Counsel


          The undersigned hereby elects to purchase _________ shares of Common Stock of INTERLIANT, INC. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

          Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                         ______________________________
                                     (Name)

                         ______________________________


                         ______________________________
                                   (Address)

         The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.


                              ____________________________________
                                         (Signature)

                              Title:_______________________________


________________________
       (Date)

                                  EXHIBIT A-2
                                  -----------

                          NET ISSUE NOTICE OF EXERCISE
                          ----------------------------



TO:  INTERLIANT, INC.
     Two Manhattanville Road
     Purchase, NY 10577
     Attention:  General Counsel

     1. The undersigned hereby elects to purchase _________ shares of Common Stock of INTERLIANT, INC. pursuant to the terms of this Warrant, and hereby elects under Section 1.2 to surrender the right to purchase _______ shares of Common Stock pursuant to this Warrant for a net issue exercise with respect to ________ shares of Common Stock.

     2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                         ______________________________
                                     (Name)

                         ______________________________


                         ______________________________
                                   (Address)

         3. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.


                              ____________________________________
                                         (Signature)

                              Title:_______________________________


________________________
       (Date)

                                   EXHIBIT B
                                   ---------

                                ASSIGNMENT FORM
                  (To be signed only upon transfer of Warrant)



     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________, whose address is _____________________, the right represented by the attached Warrant to purchase _________ shares of Common Stock of INTERLIANT, INC., to which the attached Warrant relates.


     Dated:____________________



                              ____________________________________
                              (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)



                              ____________________________________
                                          (Address)


Signed in the presence of:


_____________________________

                                      13